Shareholders' Equity	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
SHAREHOLDERS' EQUITY
NOTE 16. SHAREHOLDERS' EQUITY
On February 11, 2014, the Company issued 4,000,000 euro deferred shares of $0.01 each at par. The euro deferred shares are held by nominees in order to satisfy an Irish legislative requirement to maintain a minimum level of issued share capital denominated in euro and to have at least seven registered shareholders. The euro deferred shares carry no voting rights and are not entitled to receive any dividend or distribution.
On January 29, 2015, the Company acquired Auxilium for total consideration of $2.6 billion. The consideration included 18,609,835 ordinary shares valued at $1.52 billion. The acquisition is described in more detail in Note 5. Acquisitions.
On June 10, 2015, we completed the sale of 27,627,628 ordinary shares, including 3,603,603 ordinary shares sold upon the exercise in full by the underwriters of their option to purchase additional ordinary shares from us, at a price of $83.25 per share, for aggregate gross proceeds to us of $2.30 billion, before fees, in order to finance a portion of the Par acquisition, which is described in more detail in Note 5. Acquisitions. On September 25, 2015, the Company acquired Par for total consideration of $8.14 billion. The consideration included 18,069,899 ordinary shares valued at $1.33 billion.
During the year ended December 31, 2015, the Company completed a buy-out of the noncontrolling interest associated with its Litha subsidiary. The following table reflects the effect on the Company’s equity for the year ended December 31, 2015 (in thousands):

2015
Adjustment to Accumulated other comprehensive loss related to the reallocation (from noncontrolling to controlling interests) of foreign currency translation loss attributable to our noncontrolling interest in Litha	$(3,904)
Decrease in noncontrolling interests for buy-out of Litha	(32,732)
Decrease in additional paid-in capital for buy-out of Litha	(2,972)
Total cash consideration paid related to buy-out of Litha	$(39,608)

Share Repurchase Program
The Company has broad shareholder authority pursuant to Article 11 of the Company’s Articles of Association to conduct repurchase by way of redemptions of its ordinary shares.
Pursuant to the 2014 Share Buyback Authority, in April 2015, our Board of Directors approved a share buyback program (the 2015 Share Buyback Program). The 2015 Share Buyback Program authorized the Company to redeem in the aggregate $2.5 billion of its outstanding ordinary shares. As permitted by Irish Law and the Company’s Articles of Association, all ordinary shares redeemed under the 2015 Share Buyback Program shall be cancelled upon redemption.
In November 2015, the Company entered into a program to repurchase by way of redemption up to $250.0 million of its ordinary shares under the 2015 Share Buyback Program. The Company redeemed and cancelled approximately 4.4 million of its ordinary shares during November 2015 totaling $250.0 million, not including related fees.